RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.
Announces PRELIMINARY RESULTS OF Rights Offering

Chicago, IL– October 4, 2021 -- RiverNorth/DoubleLine Strategic Opportunity Fund, Inc. (the “Fund”) (NYSE: OPP) today announced the preliminary results of its transferable rights offering (the “Offering”) that expired on October 1, 2021 (the “Expiration Date”). In the Offering, the Fund received subscription requests for 2,926,444 shares of common stock from rights holders. Accordingly, the Fund expects to issue 2,926,444 new shares of common stock for these subscriptions, pending the receipt of payment for “delivery-guaranteed” subscriptions, on or about October 8, 2021. Gross proceeds from the Offering are expected to total approximately $42.3 million, before expenses.

The foregoing numbers are estimates only. The Fund will announce the final results of the Rights Offering in a press release on or about October 4, 2021.

The Offering’s final subscription price per share was determined to be $14.48. The subscription price was established pursuant to the terms of the Offering and based on a formula equal to 97.5% of the reported net asset value (“NAV”). Using the formula described above, the NAV per share was $14.85. The final subscription price is lower than the original estimated subscription price of $15.45 per share. Accordingly, any excess payments will be returned to subscribing rights holders as soon as practicable, in accordance with the prospectus supplement and accompanying prospectus, filed with the Securities and Exchange Commission on August 27, 2021.

The shares of common stock issued as a result of the rights offering will not be record date shares for the Fund’s monthly distributions paid in August or September 2021.

This press release shall not constitute an offer to sell or constitute a solicitation of an offer to buy.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

The investment objective of the Fund is current income and overall total return. The Fund had approximately $321 million of total managed assets1 and 16.0 million shares of common stock outstanding as of August 31, 2021.

The Fund is a closed-end fund and does not continuously issue stock for sale as open-end mutual funds do. The Fund now trades in the secondary market. Investors wishing to buy or sell stock need to place orders through an intermediary or broker. The share price of a closed-end fund is based on the market value.

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in the Common Shares, you should consider the risks as well as the other information in the prospectus.

Past performance is no guarantee of future results.

Investors should consider the Fund's investment objective, risks, charges and expenses carefully before investing. The prospectus should be read carefully before investing. For more information, please read the prospectus, call your financial professional or call 844.569.4750.

RiverNorth Capital Management, LLC

RiverNorth is an investment management firm founded in 2000 that specializes in opportunistic strategies in niche markets where the potential to exploit inefficiencies is greatest. RiverNorth is the manager to multiple registered and private funds.

Investor Contact

Chris Lakumb, CFA, CAIA

312.445.2336
clakumb@rivernorth.com

[1]	Managed Assets includes assets attributable to leverage and investments in affiliated funds.

RiverNorth® is a registered trademark of RiverNorth Capital Management, LLC.

©2000-2021 RiverNorth Capital Management, LLC. All rights reserved.

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